UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 10, 2018

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 North Akard Street Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.

As previously announced, Brant Meleski, Chief Financial Officer of InfraREIT, Inc. (“InfraREIT” and, together with its subsidiaries, the “Company”), will be participating in the 4th Annual Evercore ISI Utility CEO Conference on January 11-12, 2018. A copy of the Company’s presentation for this conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01.	Other Events.

InfraREIT is providing the following update with respect to the recently enacted legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Cuts and Jobs Act”).

The Tax Cuts and Jobs Act includes a reduction in the highest marginal U.S. federal corporate income tax rate (“corporate tax rate”) from 35% to 21%, effective for taxable years beginning on or after January 1, 2018. The Company derives revenues by leasing its transmission and distribution assets to its sole tenant, Sharyland Utilities, L.P. (“Sharyland”). Currently, Sharyland’s revenue requirement assumes its recovery in rates of an income tax allowance at the 35% corporate tax rate, and the Company’s leases with Sharyland reflect this assumption.

At this time, it is uncertain how and when Sharyland’s rates or financial statements will reflect an income tax allowance at the lower corporate tax rate or other potential impacts of the Tax Cuts and Jobs Act. Sharyland and Sharyland Distribution & Transmission Services, L.L.C. (“SDTS”), InfraREIT’s regulated subsidiary, are required to file their next rate case by July 1, 2020, and the leases with respect to the majority of the Company’s assets are scheduled to expire at the end of 2020. When Sharyland’s rates are revised or its financial statements are impacted by incorporating an income tax allowance at the lower 21% corporate tax rate, the Company expects that lease payments for future assets placed in service will reflect that change, which would result in a reduction, relative to the existing lease terms, in the amount of lease revenue the Company receives per dollar of assets. Additionally, if the lower income tax allowance is reflected in Sharyland’s rates or financial results prior to the expiration of the current leases, InfraREIT expects Sharyland to request a reduction in the existing lease payments to reflect that change. Accordingly, the reduction in the corporate tax rate from 35% to 21% in the Tax Cuts and Jobs Act could, over time, have the effect of decreasing the relative economic benefits of owning utility assets in a real estate investment trust (“REIT”) structure, as compared to a traditional C-corporation structure.

The Tax Cuts and Jobs Act also includes provisions that reduce the tax rates applicable to individuals and that treat dividends paid to REIT shareholders as income eligible for the new 20% deduction for business income earned from passthrough entities. These changes will have the effect of reducing the maximum income tax rate applicable to REIT dividends paid to individual REIT shareholders from 39.6% to 29.6%. These provisions are set to expire after 2025.

The Company is continuing to evaluate these and other potential impacts of the Tax Cuts and Jobs Act. In consideration of the significant impact of the change in the corporate tax rate, as well as the other potential impacts of the new legislation, InfraREIT is continuing to review its REIT election and the existing lessor-lessee relationship with Sharyland, including consideration of whether InfraREIT should terminate its REIT status and instead opt for a traditional C-corporation structure (a “De-REIT transaction”). Any such De-REIT transaction alternatives may involve one or more of the following: combining Sharyland with SDTS, terminating the leases between SDTS and Sharyland, terminating the Company’s operating partnership, and/or other negotiations with Hunt Consolidated, Inc. and its affiliates (collectively, “Hunt”), including terminating or renegotiating the Company’s management agreement, terminating or renegotiating the development agreement with Hunt, and engaging in related negotiations. InfraREIT has not set a specific timeline for completing this review.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws. These statements give the current expectations of InfraREIT’s management. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” or “project” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this report include the Company’s expectations regarding the impact of the Tax Cuts and Jobs Act and statements regarding a potential De-REIT transaction. Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among others, the risks and uncertainties described in InfraREIT’s filings with the U.S. Securities and Exchange Commission.

Any forward-looking statement made by InfraREIT in this report is based only on information currently available to the Company and speaks only as of the date on which it is made. InfraREIT undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	2018 Evercore ISI Utility CEO Conference presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: January 10, 2018	By:	/s/ Stacey H. Doré
Stacey H. Doré
Senior Vice President and General Counsel

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